[GRAPHIC OMITTED]
                                PICTURE OF FLAGS
                         THE GABELLI GLOBAL GROWTH FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2003

TO OUR SHAREHOLDERS,

      All of the gains that were made during the fourth quarter were given up during a miserable first quarter. Weak economic news combined with uncertainties surrounding the situation in Iraq led investors to sell equities in favor of cash and fixed income securities. It was particularly disappointing that most markets fell to new lows well below the levels recorded in October of last year.

      For the first quarter of 2003 the Morgan Stanley Capital International All Country ("MSCI AC") World Free Index declined by 5.0%. All the major European markets performed poorly. Germany fell by 12.5%, France by 11.3% and the United Kingdom by 8.8%. Spain rose by 1.7% helped by a recovery in South America where many Spanish companies have significant activities, and some other smaller European markets such as Ireland and Denmark rose slightly. Japan, as measured by the Topix Index, declined by 5.7% as did the other major South East Asian markets such as Korea (-17.2%), Hong Kong (-6.1%) and Singapore (-6.5%). Canada and Australia turned in small gains helped by a strong currency performance as investors sought out higher yielding currencies.

      The Gabelli Global Growth Fund (the "Fund") lost 3.70% for the first quarter, which compares to a decline of 6.12% for the average global fund monitored by Lipper Inc.

STRATEGY REVIEW

      The Fund was formed to take advantage of the exceptional investment opportunities that are evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

INVESTMENT RESULTS (CLASS AAA SHARES) (A)
--------------------------------------------------------------------------------
                                                 Quarter
                            ----------------------------------------
                              1ST         2ND       3RD       4TH      YEAR
                              ---         ---       ---       ---      ----
 2003: Net Asset Value ......$11.19       --        --        --         --
       Total Return ......... (3.7)%      --        --        --         --
--------------------------------------------------------------------------------
 2002: Net Asset Value ......$15.38      $12.75    $10.53    $11.62    $11.62
       Total Return ......... (0.5)%     (17.1)%   (17.4)%    10.4%    (24.8)%
--------------------------------------------------------------------------------
 2001: Net Asset Value ......$18.10      $18.21    $13.87    $15.45    $15.45
       Total Return .........(11.1)%       0.6%    (23.8)%    11.4%    (24.2)%
--------------------------------------------------------------------------------
 2000: Net Asset Value ......$36.37      $31.46    $27.80    $20.37    $20.37
       Total Return .........  3.4%      (13.5)%   (11.6)%   (20.9)%   (37.5)%
--------------------------------------------------------------------------------
 1999: Net Asset Value ......$20.33      $23.52    $24.91    $35.17    $35.17
       Total Return ......... 19.7%       15.7%      5.9%     47.4%    116.1%
--------------------------------------------------------------------------------
 1998: Net Asset Value ......$16.45      $17.39    $15.17    $16.99    $16.99
       Total Return ......... 15.2%        5.7%    (12.8)%    21.4%     28.9%
--------------------------------------------------------------------------------
 1997: Net Asset Value ......$11.79      $13.72    $15.02    $14.28    $14.28
       Total Return .........  0.3%       16.4%      9.5%     10.9%     41.7%
--------------------------------------------------------------------------------
 1996: Net Asset Value ......$12.57      $13.40    $13.22    $11.75    $11.75
       Total Return .........  7.3%        6.6%     (1.3)%    (0.3)%    12.5%
--------------------------------------------------------------------------------
 1995: Net Asset Value ......$10.62      $11.28    $12.30    $11.72    $11.72
       Total Return .........  3.6%        6.2%      9.0%     (1.8)%    17.9%
--------------------------------------------------------------------------------
 1994: Net Asset Value ...... $9.90       $9.97    $10.54    $10.25    $10.25
       Total Return ......... (1.0)%(b)    0.7%      5.7%     (2.8)%     2.5%(b)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003(A)
                ------------------------------------------------
                                                SINCE
                                  QUARTER   INCEPTION (B)  5 YEAR    3 YEAR     1 YEAR
                                  -------   -------------  ------    ------     ------
 Gabelli Global Growth Fund
    Class AAA ....................(3.70)%       6.91%      (3.65)%   (30.75)%  (27.24)%

 MSCI AC World Free Index ........(4.98)%       3.07%      (5.42)%   (18.03)%  (23.84)%
 Lipper Global Fund Average ......(6.12)%       3.08%      (4.90)%   (17.84)%  (24.99)%
---------------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized.
(b) From commencement of investment operations on February 7, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2003. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/03
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

NORTH AMERICA                                 61.4%
EUROPE                                        26.1%
JAPAN                                          4.9%
SOUTH AFRICA                                   3.8%
ASIA/PACIFIC RIM                               2.1%
LATIN AMERICA                                  1.7%

COMMENTARY

UNITED STATES: SHOW ME THE RECOVERY!

      When capacity utilization picks-up, corporate profits rise, capital spending increases and employment rises. In this cycle, capacity utilization bottomed in December 2001 at 74.6%. Over the ten-year expansionary period from March 1991 to March 2001, the rate averaged 81.8%. Since last December, the rate continued to increase every month through July when it peaked at 76.4%. Since July, we have basically been in a downward trend despite a modest recovery in January to 75.6%. In February, the latest available reporting period, capacity utilization remained unchanged. Excess capacity continues to weigh down business investment and economic growth. Estimates for first quarter Gross Domestic Product ("GDP") growth have fallen from 2.5% on an annualized basis in December to 1.8%.

      Meanwhile, the consumer remains fragile. Consumer confidence, as measured by the University of Michigan Survey, fell to 77.6 in March, the lowest reading in more than nine years. Weekly initial jobless claims continue to fluctuate over the 400,000 mark, which economists' claim is the dividing line between an improving and a deteriorating labor market. Meanwhile, household spending was unchanged in February for a second straight month, which was the first back-to-back month without an increase since December 1990 to January 1991 when the country was in recession. Currently, there are fears that the consumer boom that has been holding up the economy may be waning. New home sales unexpectedly fell in February to the slowest pace in two and a half years, while sales of cars and light trucks are estimated to have fallen 6.3% in March. Hopefully, a successful resolution to the hostilities in Iraq will lead the way for a sustained recovery in the spring.

EURO ZONE: UNCERTAINTY PREVAILS

      We continue to monitor the Euro Zone Purchasing Managers Index ("PMI") as an important indicator for determining when sustained economic recovery has begun. Since January, we began to see an improving trend in this index. In fact, February finally registered a reading over 50, which indicates an expansion in economic activity. At that time, we cautioned about the quality of this recovery, which was driven primarily by the precautionary increase in inventories preceding imminent hostilities in Iraq. In March, the PMI reversed its upward trend falling by 1.7 points to 48.4. This decline was attributed mainly to weakness in the new order and job index components of the index. The fall in new orders points to a future decline in production. The deterioration in employment, together with historic lows in consumer confidence, is a negative for household income growth and thus consumption. These indicators point to a further deceleration in Euro Zone GDP growth in the second quarter. In fact, the European Commission now expects first quarter GDP to contract by 0.2% while reducing its 2003 forecast from +1.8% to +1.0%.

JAPAN: GOVERNOR FUKUI IN THE SPOTLIGHT

      The Japanese economy continues to limp along. GDP rose during the fourth quarter of 2002 by 0.5%, seasonally adjusted, over the previous quarter. This translates into an annualized growth rate of 2.2%. Will growth in the world's second largest economy continue?

      The Bank of Japan's ("BOJ") March business survey of short-term business sentiment (i.e. the Tankan Survey) gives mixed signals reflecting the current state of global uncertainty. Business conditions for large manufacturing companies fell to -10 from -9 in December. This is a diffusion index that measures the percentage of respondents describing business conditions as "favorable" minus the percentage describing them as "unfavorable." This deterioration was the first in five months, halting last year's improving trend. Meanwhile, business conditions for large non-manufacturers improved from -16 in December to -14. Forecasts for June's survey call for an improvement in both measures to -8 and -13, respectively.

      Toshihiko Fukui succeeded Masaru Hayami as the Governor of the BOJ on March 20, 2003. Will the new Governor instigate a policy change to target inflation? Time will tell, but at least Fukui has not ruled out the idea. His initial "extraordinary" monetary policy meeting proved uneventful. However, the BOJ did increase funds available to purchase shares from banks from 2 trillion yen to 3 trillion yen. They also said that they would consider measures to assist small business by purchasing asset-backed receivables. This could signal an important shift to qualitative over quantitative simulative measures as the BOJ has come to realize that there are limits to what can be accomplished through simply purchasing government bonds. Recently, yields on 20-year Treasuries reached a record low of 1.025%.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2003.

BANK OF IRELAND (BKIR.I - $10.60 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

GLAMIS GOLD LTD. (GLG - $10.30 - NYSE) is a medium-sized gold producer based in Reno, Nevada. The company has operations in California, Nevada and Honduras. In July 2002 Glamis completed a merger with Francisco Gold which brought Glamis two exciting projects in Mexico and Guatemala. The company is unhedged and debt free and has an interesting growth profile.

GLAXOSMITHKLINE PLC (GSK.L - $17.59 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring significant new medicines to the market during the next few years.

NEWMONT MINING CORP. (NEM - $26.15 - NYSE) is the world's largest gold producer mining gold on five continents. The company acquired this status following its takeover of Normandy Mining of Australia and Franco Nevada of Canada. Following this transaction, Newmont has a much stronger balance sheet and new avenues for growth. Importantly, Newmont has undertaken to reduce Normandy's hedge position. Looking ahead, Newmont is poised to become the world's leading unhedged gold producer.

NOVARTIS AG (NOVN.S - $37.03 - VIRT-X STOCK EXCHANGE) is one of the world's premier health care companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

USA INTERACTIVE INC. (USAI - $26.79 - NASDAQ), run by media entrepreneur Barry Diller, engages in diversified electronic commerce businesses that include the Home Shopping Network, Ticketmaster and various travel related businesses, including Expedia Inc. (EXPE - $51.66 - Nasdaq) and Hotels.com (ROOM - $57.67 - Nasdaq). USAI recently announced two stock swaps to purchase the minority public stakes in both Expedia and Hotels.com for $3.3 billion and $1.1 billion respectively.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         MAY                 JUNE               JULY
                         ---                 ----               ---
      1st Tuesday        Howard Ward         Howard Ward        Howard Ward
      1st Wednesday      Henry Van der Eb    Susan Byrne        Caesar Bryan
      2nd Wednesday      Caesar Bryan        Walter Walsh       Charles Minter & Martin Weiner
      3rd Wednesday      Elizabeth Lilly     Ivan Arteaga       Hartswell Woodson
      4th Wednesday      Barbara Marcin      Barbara Marcin     Ivan Arteaga
      5th Wednesday                                             Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Although the global economic picture remains uncertain, corporate restructuring, de-leveraging and margin improvements have laid the foundation for a recovery in profitability. Currently, we believe Mr. Market is presenting us with a number of compelling investment opportunities. Our objective is to own great businesses selling at a discount to their intrinsic value.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GICPX for Class AAA Shares. Please call us during the business day for further information.


                               Sincerely,

                               The Gabelli Global Portfolio Management Team

May 12, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

Archer-Daniels-Midland Co.                                  GlaxoSmithKline plc
Bank of Ireland                                             Newmont Mining Corp.
Coach Inc.                                                  Novartis AG
Devon Energy Corp.                                          NRJ Group
Glamis Gold Ltd.                                            USA Interactive Inc.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                         AVERAGE ANNUAL RETURNS -- MARCH 31, 2003(A)
                         -------------------------------------------
                        CLASS AAA SHARES   CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
                        ----------------   --------------   --------------  --------------
  1 Year .................. (27.24)%         (27.16)%        (27.72)%         (27.74)%
                                             (31.35)%(c)     (32.35)%(d)      (28.67)%(d)
  5 Year ..................  (3.65)%          (3.62)%         (4.01)%          (4.08)%
                                              (4.75)%(c)      (4.22)%(d)       (4.08)%(d)
  Life of Fund (b) ........   6.91%            6.93%           6.69%            6.65%
                                               6.24%(c)        6.69%(d)         6.65%(d)
------------------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 2, 2000, May 5, 2000 and March 12, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares.
(b) Performance is calculated from inception of Class AAA Shares on February 7, 1994.
(c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
(d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             COMMON STOCKS -- 93.9%
             ADVERTISING -- 0.5%
     37,000  CMGI Inc.+ .......................$     28,490
     49,712  JC Decaux SA+ ....................     471,939
                                               ------------
                                                    500,429
                                               ------------
             AEROSPACE -- 0.9%
     30,785  BAE Systems plc ..................      54,500
      2,144  General Dynamics Corp. ...........     118,070
     14,550  Lockheed Martin Corp. ............     691,852
                                               ------------
                                                    864,422
                                               ------------
             AGRICULTURE -- 1.5%
    134,925  Archer-Daniels-Midland Co. .......   1,457,190
                                               ------------
             AUTOMOTIVE -- 0.7%
     33,188  Toyota Motor Corp. ...............     737,480
                                               ------------
             BROADCASTING -- 4.5%
     33,230  British Sky Broadcasting
              Group plc+ ......................     329,069
      4,136  Gray Television Inc. .............      37,224
      9,371  Mediaset SpA .....................      71,171
     38,000  Nippon Broadcasting System Inc. ..     874,853
     86,661  NRJ Group ........................   1,064,799
    100,000  On Command Corp.+ ................      88,000
        500  Reuters Group plc ................         802
      2,836  SBS Broadcasting SA+ .............      40,129
     77,082  Sinclair Broadcast Group
              Inc., Cl. A+ ....................     605,864
    107,356  Young Broadcasting Inc., Cl. A+ ..   1,312,964
                                               ------------
                                                  4,424,875
                                               ------------
             BUILDING AND CONSTRUCTION -- 0.6%
     21,974  Fomento de Construcciones
              y Contratas SA ..................     551,256
                                               ------------
             BUSINESS SERVICES -- 1.5%
     12,740  Avalon Digital Marketing
              Systems Inc.+ ...................       6,752
     63,942  Cendant Corp.+ ...................     812,063
     25,000  Secom Co. Ltd. ...................     640,918
                                               ------------
                                                  1,459,733
                                               ------------
             CABLE -- 3.0%
     22,432  Cablevision Systems Corp., Cl. A+      425,984
    298,350  Charter Communications
              Inc., Cl. A+ ....................     247,630
     58,334  Comcast Corp., Cl. A+ ............   1,667,769
      9,231  Comcast Corp., Cl. A, Special+ ...     253,760
    119,455  UnitedGlobalCom Inc., Cl. A+ .....     364,338
                                               ------------
                                                  2,959,481
                                               ------------
             CHEMICALS AND ALLIED PRODUCTS -- 0.0%
      7,200  Sanyo Chemical Industries, Ltd. ..      42,382
                                               ------------
             COMMUNICATIONS EQUIPMENT -- 1.3%
    344,782  Agere Systems Inc., Cl. A+ .......     551,651
    144,711  Agere Systems Inc., Cl. B+ .......     217,067

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

      1,225  Furukawa Electric Co. Ltd. .......$      2,552
    369,726  Lucent Technologies Inc.+ ........     543,497
                                               ------------
                                                  1,314,767
                                               ------------
             COMPUTER HARDWARE -- 0.4%
     23,638  Hewlett-Packard Co. ..............     367,571
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 2.0%
    170,635  Ascential Software Corp.+ ........     477,778
     20,500  Diversinet Corp. Units+ ..........      28,700
     26,000  EMC Corp.+ .......................     187,980
          7  Faith Inc. .......................      27,745
    345,158  Gemplus International SA+ ........     312,609
     16,800  ManTech International
              Corp., Cl. A+ ...................     248,959
     73,518  RealNetworks, Inc.+ ..............     303,630
    438,079  StorageNetworks Inc.+ ............     394,271
                                               ------------
                                                  1,981,672
                                               ------------
             CONSUMER PRODUCTS -- 2.6%
      9,924  Altadis SA .......................     241,922
     34,000  Callaway Golf Co. ................     403,920
      5,314  Compagnie Financiere
              Richemont AG, Cl. A .............      72,546
      6,247  Gallaher Group plc ...............      60,234
    161,344  Marzotto SpA .....................     922,549
      8,206  Nintendo Co. Ltd. ................     664,342
      2,643  Swatch Group AG, Cl. B ...........     219,034
                                               ------------
                                                  2,584,547
                                               ------------
             CONSUMER SERVICES -- 11.4%
    419,734  USA Interactive Inc.+ ............   11,244,674
                                               ------------
             DIVERSIFIED INDUSTRIAL -- 1.4%
      6,837  Eiffage SA .......................     501,722
    371,000  Finmeccanica SpA .................     189,464
      5,237  Groupe Bruxelles Lambert SA ......     188,583
     12,336  Honeywell International Inc. .....     263,497
     20,458  Six Continents plc ...............     194,830
                                               ------------
                                                  1,338,096
                                               ------------
             EDUCATIONAL SERVICES -- 0.3%
     30,100  Benesse Corp. ....................     342,680
                                               ------------
             ELECTRONICS -- 2.0%
      1,600  Murata Manufacturing Co. Ltd. ....      62,068
      1,500  Nikon Corp. ......................      10,461
     42,390  Oak Technology Inc.+ .............     149,637
      3,570  Samsung Electronics Co. Ltd. .....     808,227
         75  Sony Corp. .......................       2,656
     58,778  Texas Instruments Inc. ...........     962,196
      1,000  Toshiba Corp. ....................       2,639
                                               ------------
                                                  1,997,884
                                               ------------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES -- 5.8%
     40,953  Allegheny Energy Inc. ............$    254,318
    117,009  Aquila Inc. ......................     243,379
     73,780  BP plc ...........................     467,940
      3,427  CMS Energy Corp. .................      15,113
      2,633  ConocoPhillips ...................     141,129
     44,777  Devon Energy Corp. ...............   2,159,147
     12,501  Duke Energy Corp. ................     181,764
     75,857  El Paso Corp. ....................     458,935
      1,466  Electrabel SA ....................     353,534
      6,202  Eni SpA ..........................      82,836
     13,715  Equitable Resources Inc. .........     514,450
      3,808  Nordex AG+ .......................       4,529
      4,288  Pioneer Natural Resources Co.+ ...     107,629
      5,851  Public Service
              Enterprise Group Inc. ...........     214,673
     79,925  Stolt Offshore SA+ ...............      87,011
      1,063  Total Fina Elf SA ................     134,554
     17,551  TXU Corp. ........................     313,285
                                               ------------
                                                  5,734,226
                                               ------------
             ENTERTAINMENT -- 11.8%
    144,065  AOL Time Warner Inc.+ ............   1,564,546
     52,719  Crown Media Holdings Inc., Cl. A+      144,977
    106,000  EMI Group plc ....................     149,538
    148,000  Fox Kids Europe NV+ ..............     823,640
    182,603  Gemstar-TV Guide
              International Inc.+ .............     669,970
        560  Hudson Soft Co. Ltd. .............       2,664
    301,862  Liberty Media Corp., Cl. A+ ......   2,937,117
     19,779  Metro-Goldwyn-Mayer Inc.+ ........     207,679
    150,000  Publishing & Broadcasting Ltd. ...     760,505
     85,303  Rank Group plc ...................     316,861
    100,000  Shaw Brothers (Hong Kong) Ltd. ...      95,520
    490,000  SMG plc ..........................     472,457
      2,447  Viacom Inc., Cl. A+ ..............      89,315
     40,000  Viacom Inc., Cl. B+ ..............   1,460,800
     96,180  Vivendi Universal SA .............   1,278,314
     45,527  Vivendi Universal SA, ADR ........     610,062
                                               ------------
                                                 11,583,965
                                               ------------
             EQUIPMENT AND SUPPLIES -- 0.5%
      8,800  Canon Inc. .......................     307,235
      6,901  Neopost SA+ ......................     193,531
        978  Tennant Co. ......................      30,807
         50  THK Co. Ltd. .....................         481
                                               ------------
                                                    532,054
                                               ------------
             FINANCIAL SERVICES -- 2.4%
     48,834  Anglo Irish Bank Corp. plc .......     348,502
    185,800  Banca Monte dei Paschi
              di Siena SpA ....................     420,697
     29,039  Bank of Ireland ..................     307,685
      4,400  Converium Holding AG+ ............     185,577
     11,914  Irish Life & Permanent plc .......     123,506

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
      9,788  JP Morgan Chase & Co. ............$    232,073
      4,895  Merrill Lynch & Co. Inc. .........     173,283
     10,316  RAS SpA ..........................     128,216
     29,800  Travelers Property
              Casualty Corp., Cl. A ...........     419,882
                                               ------------
                                                  2,339,421
                                               ------------
             FOOD AND BEVERAGE -- 4.6%
     48,828  Autogrill SpA+ ...................     383,625
     19,000  Beghin-Say .......................     818,326
      2,653  Carlsberg AS, Cl. B ..............      89,660
     41,125  Coca-Cola Femsa SA, ADR ..........     704,882
      8,996  Coca-Cola Hellenic Bottling Co. SA     114,460
        980  Constellation Brands Inc., Cl. A+       22,246
      8,776  Darden Restaurants Inc. ..........     156,652
        873  Del Monte Foods Co.+ .............       6,513
     25,366  Diageo plc .......................     260,215
      3,947  Hain Celestial Group Inc.+ .......      59,639
      1,957  Heinz (H.J.) Co. .................      57,144
     23,334  Interbrew ........................     472,577
      5,000  Kerry Group plc, Cl. A ...........      67,109
    215,030  Parmalat Finanziaria SpA .........     429,394
     35,550  Pepsi Bottling Group Inc. ........     637,412
      2,500  Pernod-Ricard SA .................     213,057
                                               ------------
                                                  4,492,911
                                               ------------
             HEALTH CARE -- 5.1%
      4,062  Altana AG ........................     190,596
      2,231  Arkopharma .......................      86,886
      3,170  Aventis SA .......................     139,160
      6,402  Boiron SA ........................     461,068
     20,535  Bristol-Myers Squibb Co. .........     433,905
     35,000  GlaxoSmithKline plc ..............     615,743
     24,000  Novartis AG ......................     888,817
      8,776  Pfizer Inc. ......................     273,460
     24,415  Pliva dd, Reg S, GDR .............     281,261
     35,000  Recordati SpA ....................     467,853
      6,200  Roche Holding AG .................     371,139
      3,533  Sanofi-Synthelabo SA+ ............     177,764
      9,941  Schering-Plough Corp. ............     177,248
      6,363  Stada Arzneimittel AG ............     300,646
      3,725  Wyeth ............................     140,880
                                               ------------
                                                  5,006,426
                                               ------------
             HOTELS AND GAMING -- 0.2%
      5,550  Greek Organization of
              Football Prognostics ............      46,269
     62,011  Hilton Group plc .................     135,020
                                               ------------
                                                    181,289
                                               ------------
             METALS AND MINING -- 10.2%
     12,295  Agnico-Eagle Mines Ltd., New York      161,187
     26,918  Agnico-Eagle Mines Ltd., Toronto .     349,527
     14,742  AngloGold Ltd., ADR ..............     444,914
     43,871  Apollo Gold Corp.+ ...............     104,090

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             COMMON STOCKS (CONTINUED)
             METALS AND MINING (CONTINUED)
     14,684  Compania de Minas
              Buenaventura SA, ADR ............$    367,100
    122,362  Durban Roodepoort
              Deep Ltd., ADR+ .................     312,023
     29,404  Freeport-McMoRan Copper
              & Gold Inc., Cl. B+ .............     501,338
     88,484  Glamis Gold Ltd.+ ................     911,344
     71,026  Gold Fields Ltd., ADR ............     745,773
     48,944  Goldcorp Inc. ....................     519,074
    125,679  Harmony Gold Mining Co. Ltd. .....   1,558,413
     58,733  Harmony Gold Mining Co. Ltd., ADR      718,305
     51,297  Hecla Mining Co.+ ................     168,767
    203,624  IAMGOLD Corp. ....................     885,962
     49,329  Ivanhoe Mines Ltd.+ ..............     112,345
     19,490  Kinross Gold Corp.+ ..............     120,058
    490,225  Lihir Gold Ltd.+ .................     399,925
     24,474  Meridian Gold Inc.+ ..............     231,279
     24,473  Newmont Mining Corp. .............     639,969
      1,469  Peabody Energy Corp. .............      40,970
     29,980  Placer Dome Inc., Australia ......     286,607
     32,026  Placer Dome Inc., New York .......     313,855
     11,692  Randgold Resources Ltd., ADR+ ....     152,698
                                               ------------
                                                 10,045,523
                                               ------------
             PUBLISHING -- 2.0%
      7,776  Belo Corp., Cl. A ................     157,542
    516,425  Independent News & Media plc .....     760,758
      3,873  Knight-Ridder Inc. ...............     226,570
    213,700  PRIMEDIA Inc.+ ...................     523,565
      1,469  Tribune Co. ......................      66,120
        476  United Business Media plc ........       1,633
        124  Washington Post Co., Cl. B .......      84,488
     12,920  Wolters Kluwer NV ................     145,213
                                               ------------
                                                  1,965,889
                                               ------------
             RETAIL -- 3.2%
     40,161  Blockbuster Inc., Cl. A ..........     686,753
     15,554  Boots Group plc ..................     130,426
     28,400  Coach Inc.+ ......................   1,088,572
      2,917  Colruyt NV .......................     176,340
      4,279  Douglas Holding AG ...............      66,023
      2,070  Ito-Yokado Co. Ltd. ..............      55,861
     25,550  Ross Stores Inc. .................     923,633
      1,063  Tod's SpA ........................      26,447
                                               ------------
                                                  3,154,055
                                               ------------
             SATELLITE -- 0.4%
     22,942  General Motors Corp., Cl. H+ .....     256,950
    299,700  Loral Space & Communications Ltd.+      98,901
                                               ------------
                                                    355,851
                                               ------------
             TELECOMMUNICATIONS: BROADBAND -- 0.3%
     71,767  Tiscali SpA+ .....................     286,623
    134,000  United Pan-Europe Communications NV,
              Cl. A+ ..........................       7,311
                                               ------------
                                                    293,934
                                               ------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             TELECOMMUNICATIONS: LOCAL -- 2.0%
      6,291  ALLTEL Corp. .....................$    281,585
      4,768  CenturyTel Inc. ..................     131,597
      2,447  Citizens Communications Co.+ .....      24,421
    116,800  Rogers Communications Inc.,
              Cl. B+ ..........................   1,242,688
      8,543  Verizon Communications Inc. ......     301,995
                                               ------------
                                                  1,982,286
                                               ------------
             TELECOMMUNICATIONS: LONG DISTANCE -- 1.8%
     27,000  AT&T Corp. .......................     437,400
     84,766  BT Group plc .....................     210,357
        282  KDDI Corp. .......................     832,350
     28,473  Qwest Communications
              International Inc.+ .............      99,371
     18,624  Sprint Corp. - FON Group .........     218,832
     50,000  WorldCom Inc. - MCI Group+ .......       6,750
                                               ------------
                                                  1,805,060
                                               ------------
             TELECOMMUNICATIONS: NATIONAL -- 4.6%
    388,520  Broadwing Inc.+ ..................   1,554,080
    452,273  Cable & Wireless plc .............     493,272
     34,978  KPN NV+ ..........................     224,428
     28,436  Magyar Tavkozlesi Rt .............      97,265
     61,724  Portugal Telecom SA ..............     427,694
        847  Swisscom AG ......................     260,406
     20,486  TDC A/S ..........................     483,133
     33,471  Telecom Italia SpA, RNC ..........     140,981
      2,312  Telefonica SA+ ...................      21,621
     79,965  Telekom Austria AG+ ..............     820,226
                                               ------------
                                                  4,523,106
                                               ------------
             WIRELESS COMMUNICATIONS -- 4.4%
     55,728  AT&T Wireless Services Inc.+ .....     367,805
    167,200  Centennial Communications Corp.+ .     302,632
    290,225  Filtronic plc ....................     465,626
     99,025  Leap Wireless International Inc.+       13,368
    375,582  mm02 plc+ ........................     265,665
      8,066  Nextel Communications Inc., Cl. A+     108,004
        113  NTT DoCoMo Inc. ..................     210,600
     18,100  Rogers Wireless
              Communications Inc.+ ............     195,527
     92,100  Rogers Wireless Communications Inc.,
              Cl. B+ ..........................     985,470
     47,991  Rural Cellular Corp., Cl. A+ .....      43,192
     71,931  Telecom Italia Mobile SpA ........     293,557
     15,769  Telefonica Moviles SA+ ...........     103,243
      5,825  Telemig Celular
              Participacoes SA, ADR ...........     100,773
    113,022  Telenor ASA ......................     362,896
        979  Telephone & Data Systems Inc. ....      40,051
    212,148  Vodafone Group plc ...............     378,925
     23,106  Western Wireless Corp., Cl. A+ ...     129,856
                                               ------------
                                                  4,367,190
                                               ------------
             TOTAL COMMON STOCKS ..............  92,532,325
                                               ------------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             PREFERRED STOCKS -- 1.1%
             CABLE -- 0.2%
      1,815  CSC Holdings Inc.,
              11.750% Pfd., Ser. H ............$    189,214
                                               ------------
             ENTERTAINMENT -- 0.1%
     14,800  ProSieben Sat.1 Media AG, Pfd. ...      88,178
                                               ------------
             TELECOMMUNICATIONS -- 0.8%
      2,936  Broadwing Inc.,
              6.750% Cv. Pfd., Ser. B .........      95,420
      3,800  TDS Capital I,
              8.500% Pfd. .....................      95,380
      3,800  TDS Capital II,
              8.040% Pfd. .....................      94,544
398,200,000  Telesp Celular Participacoes
              SA, Pfd. ........................     510,880
                                               ------------
                                                    796,224
                                               ------------
             TOTAL PREFERRED STOCKS ...........   1,073,616
                                               ------------
             RIGHTS -- 0.0%
             TELECOMMUNICATIONS: NATIONAL -- 0.0%
         46  Telefonica SA Bonus Rights .......         432
                                               ------------
             WARRANTS -- 0.0%
             BUSINESS SERVICES -- 0.0%
     34,000  MindArrow Systems Inc.,
              Ser. C Warrants+ (a) ............           0
      9,444  MindArrow Systems Inc.,
              Warrants expire 08/03/05+ (a) ...           0
                                               ------------
                                                          0
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.0%
     15,375  Diversinet Corp. Warrants+ .......           0
                                               ------------
             TOTAL WARRANTS ...................           0
                                               ------------

    PRINCIPAL                                      MARKET
     AMOUNT                                         VALUE
    ---------                                      ------
             U.S. GOVERNMENT OBLIGATIONS -- 5.4%
  $5,331,000 U.S. Treasury Bills,
              1.126% to 1.200%++,
              04/03/03 to 08/07/03 ............$  5,325,235
                                               ------------
             TOTAL INVESTMENTS -- 100.4%
              (Cost $123,216,178) .............  98,931,608

             OTHER ASSETS AND
              LIABILITIES (NET) -- (0.4)% .....    (356,541)
                                               ------------
             NET ASSETS -- 100.0% .............$ 98,575,067
                                               ============
             SECURITIES SOLD SHORT
     SHARES  COMMON STOCKS                      MARKET VALUE
     ------  -------------                      ------------
     40,000  Aether Systems Inc. ..............$    126,000
     30,000  Level 3 Communications Inc.+ .....     154,800
      2,500  Pixar Inc.+ ......................     135,200
                                               ------------
             TOTAL SECURITIES SOLD SHORT ......$   (416,000)
                                               ============
------------
 (a)   Security fair valued under procedures established by the Board of
       Directors.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 GDR - Global Depository Receipt.
 RNC - Non-Convertible Savings Shares

                                     % OF
                                    MARKET          MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE           VALUE
--------------------------          ------          ------
North America .....................  61.4%      $60,706,234
Europe ............................  26.1%       25,878,169
Japan .............................   4.9%        4,819,966
South Africa ......................   3.8%        3,779,428
Asia/Pacific ......................   2.1%        2,064,176
Latin America .....................   1.7%        1,683,635
                                    ------      -----------
                                    100.0%      $98,931,608
                                    ======      ===========

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                    PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
Gabelli Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE_________________________________
NED DAVIS RESEARCH ASSET  ALLOCATION  FUND
Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                            CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA
                                                   THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

  TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                           FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                         DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                 Anthonie C. van Ekris
FORMER CHAIRMAN AND                               MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                           BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA


                                    OFFICERS
Bruce N. Alpert                                   Gus Coutsouros
PRESIDENT                                         VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB442Q103SR

                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI

               THE
               GABELLI
               GLOBAL
               GROWTH
               FUND
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003